UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

May 7, 2019
Date of Report (Date of earliest event reported)

Canadian Pacific Railway Limited
(Exact name of registrant as specified in its charter)

Canada	001-01342	98-0355078
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7550 Ogden Dale Road S.E., Calgary, Alberta,
Canada, T2C 4X9
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (403) 319-7000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	CP	New York Stock Exchange
Common Share Purchase Rights		New York Stock Exchange

 ITEM 5.07    Submission of Matters to a Vote of Security Holders.

At the 2019 Annual Meeting of Shareholders held on May 7, 2019, the shareholders of Canadian Pacific Railway Limited (the “Corporation”) voted on (1) the appointment of Deloitte LLP as the Corporation’s auditor until the close of the Corporation’s next annual meeting of shareholders, (2) an advisory vote to approve the compensation of the Corporation’s named executive officers (a “Say-on-Pay vote”) and (3) the election of 9 directors nominated by the Corporation’s board (the “Board”) to serve until the close of the Corporation’s next annual meeting of shareholders or until their successors are elected or appointed. The proposals are further described in the Corporation’s management proxy circular filed with the U.S. Securities and Exchange Commission on Form 8-K on March 20, 2019 (the “Proxy Circular”).

The tables below set forth the number of votes cast for, against or withheld, and the number of abstentions and broker non-votes, for each matter voted upon by the Corporation’s shareholders.

1) Appointment of Auditor. The shareholders approved the appointment of Deloitte LLP as the Corporation’s auditor until the close of the Corporation’s next annual meeting of shareholders.

Votes For	Votes Withheld	Broker Non-Votes
106,649,346	225,305	150

2) Advisory Vote to Approve the Compensation of the Corporation’s Named Executive Officers. The shareholders voted for, on a non-binding advisory basis, the approval of the compensation of the Corporation’s named executive officers as disclosed in the Compensation Discussion and Analysis section, executive compensation tables and accompanying narrative discussions contained in the Proxy Circular. Although this Say-on-Pay vote is an advisory vote and the results are not binding upon the Board, the Board will take into account the results of this vote, together with other shareholder feedback and best practices in compensation and governance.

Votes For	Votes Against	Broker Non-Votes
99,212,629	4,329,536	3,332,639

3) Election of Directors. The following individuals were elected to the Board:

Name	Votes For	Votes Withheld	Broker Non-Votes
The Hon. John Baird	102,953,062	588,912	3,332,830
Isabelle Courville	102,776,371	765,594	3,332,830
Keith E. Creel	103,357,816	184,157	3,332,831
Gillian H. Denham	101,945,229	1,596,745	3,332,830
Rebecca MacDonald	102,866,858	675,116	3,332,830
Edward L. Monser	103,351,251	190,723	3,332,830
Matthew H. Paull	103,325,371	216,602	3,332,831
Jane L. Peverett	102,743,269	798,705	3,332,830
Gordon T. Trafton	103,033,296	508,678	3,332,830

ITEM 8.01    Other Events.

On May 7, 2019, the Corporation issued a press release announcing the results of the 2019 Annual Meeting of Shareholders and director elections. A copy of this press release is attached as Exhibit 99.1.

ITEM 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
Exhibit 99.1	Press Release dated May 7, 2019, announcing the results of the 2019 Annual Meeting of Shareholders and director elections

EXHIBIT INDEX

Exhibit No.	Exhibit Description
Exhibit 99.1	Press Release dated May 7, 2019, announcing the results of the 2019 Annual Meeting of Shareholders and director elections.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 7, 2019

CANADIAN PACIFIC RAILWAY LIMITED

	By:	/s/ Nizam Hasham
		Name:	Nizam Hasham
		Title:	Assistant Corporate Secretary

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